Fellow Shareholders

The Latin American roller coaster plunged downhill again in the last weeks of your fund's fiscal year. The rally fizzled in September as political progress in Brazil lost momentum and economic recovery in Mexico failed to materialize.

  The Latin America index fell 8.17% over the last quarter and 33% for the fund's fiscal year ended October 31. Your fund's return for the quarter was marginally better than the index, but trailed for the year. Growth stocks in the region generally performed poorly. Nevertheless, these companies in your portfolio have strong franchises and balance sheets, and, as economic growth picks up in the region, their stock prices should recover.

Performance Comparison

                                  Periods Ended 10/31/95
                                   3 Months   12 Months
                                   --------   ---------
Latin America Fund                  -7.55%     -37.11%
MSCI EMF Latin America
  Index                             -8.17      -33.00
_______________________________________________________


Market Review

In Brazil, the government moved swiftly early in the year to cool the overheating economy by applying credit restrictions, import quotas, and high interest rates. A definite slowdown was evident by summer: retail sales plunged, car sales dried up, and unemployment rose sharply. By mid-July, several retailers had filed for bankruptcy, and the government began to loosen its restrictive policies by lowering interest rates. Until the foundations for sustainable growth are in place, which will come from the government's program of fiscal and social security reforms, economic policy is walking a tightrope. Although inflation has been falling steadily, profit margins for private sector companies are under pressure from lower selling prices and rising wage and raw material costs.

  As the country moves through this painful adjustment period into a new era of low inflation, we believe that stocks of well-managed companies in the private sector will start to revive. In the sector still part-owned and controlled by the state, performance has been better as investors anticipate privatization. Therefore, we are comfortable with our largest holding, Telecomunicacoes Brasilias, and with the fund's substantial commitment to Brazil.

  Elsewhere in the region, the Argentine market has been obsessed by the relationship between Finance Minister Cavallo, the architect of the country's economic transformation, and the rest of the political establishment. Despite President Menem's assurances that Cavallo's position was secure, the sharp drop in economic activity (industrial production fell 7.9% in August) and high unemployment rate kept the Finance Minister under pressure. Stocks fell 10% over the quarter amid political worries. The fundamentals for an upturn in the Argentine economy are now in place, but we expect near-term growth to be lackluster. Stock valuations are low, and prospects for the

Market Performance

                                  Periods Ended 10/31/95
                                  (in U.S. Dollar Terms)
                                   3 Months   12 Months
                                   --------   ---------
Argentina                           -10.2%      -26.3%
Brazil                                0.4       -25.5
Chile                               -11.6       - 9.9
Mexico                              -16.2       -54.5
Peru                                - 8.0         1.3
Venezuela                            33.0         4.0
_______________________________________________________


major banks and the telephone and energy sectors are favorable.

  Mexican progress toward economic rehabilitation was fitful during the quarter. While the trade balance was in surplus and monthly inflation fell to 1.7% in September from an April peak of 8%, the currency has plunged to new lows and interest rates spiked to over 50%. Investors fear that this recession, which shows no signs of abating, will never end. Responding to the plight of highly indebted consumers, the government has introduced a restructuring package that enables individuals to reschedule bank credit card debts or overdrafts (up to $35,000) at favorable interest rates. So far, about 45% of such debts have been rescheduled. We remain underweighted in Mexico and have focused on companies with solid earnings visibility, adding to stocks such as Kimberly- Clark Mexico, a consumer products concern, and Sigma Alimentos, a food company.

Geographic Diversification

[CHART APPEARS HERE]

A pie chart showing asset diversification by country--(Brazil 45%, Mexico 26%, Argentina 14%, Chile 9%, Peru 2%, Columbia 1%, Other and Reserves 3%).
________________________________________________________________________________

  After a long period of outperformance, the Chilean stock market suffered a decline during the quarter triggered by very high valuations and worries over future energy prices, which depressed the important utility sector. We remain underweighted in Chile (about 9% of assets), and used recent weakness as an opportunity to increase exposure to the utility sector.

  Among the smaller emerging markets, the Peruvian government continues to guide the economy to a more sustainable rate of growth so as to ease strains on the current account. In Colombia, President Samper is embroiled in a scandal involving use of drug control funds for his 1994 election campaign. This uncertainty sent both the currency and stock markets crashing, and we continue to have a low exposure here. Meanwhile, Venezuela, for so long a macroeconomic mess but with some well-managed, undervalued companies, has shown the first signs of grappling with its problems.

Outlook

Despite Latin America's current difficulties, we believe many of the structural problems of the region, exposed by the current crisis, are being addressed. The foundations for stability and future growth -- already in place in Chile, nearly complete in Argentina, and in the process of being established in Brazil and Mexico -- should start to benefit the region's stock markets in 1996 and beyond.

                                        Respectfully submitted,



                                        /s/  Martin G. Wade

                                        Martin G. Wade
                                        President

November 17, 1995

Portfolio Highlights
Periods Ended October 31, 1995


Change in Price Per Share
--------------------------------
3 Months (From $7.02 to $6.49)       $        -0.53
12 Months (From $10.32 to $6.49)              -3.83
---------------------------------------------------
Total Net Assets                     $148.6 Million
___________________________________________________


Industry Diversification
October 31, 1995

                                         Percent of
                                         Net Assets
                                         ----------
Services                                    45.4%
Energy                                      22.8
Consumer Goods                              12.3
Materials                                   11.8
Finance                                      6.6
Multi-Industry                               0.1
Short-Term Investments                       0.8
Other Assets Less Liabilities                0.2
---------------------------------------------------
Total                                      100.0%
___________________________________________________



Security Classification
October 31, 1995

                                    Percent                  Market
                                     of Net      Cost         Value
                                     Assets      (000)        (000)
                                    --------    --------    --------
Common Stocks                         60.3%     $150,318    $ 89,629
Preferred Stocks and
  Rights                              38.4        61,532      57,129
Bonds                                  0.3           290         394
Short-Term
  Investments                          0.8         1,179       1,179
                                    --------    --------    --------
Total Investments                     99.8       213,319     148,331
Other Assets Less
  Liabilities                          0.2           273         269
--------------------------------------------------------------------
Total Net Assets                     100.0%     $213,592    $148,600
____________________________________________________________________


Twenty-Five Largest Holdings
October 31, 1995

                                         Percent of
                                         Net Assets
                                         ----------
Telecomunicacoes Brasilias, Brazil          11.1%
Telefonos de Mexico, Mexico                  9.2
Banco Bradesco, Brazil                       4.7
Cifra, Mexico                                4.5
Telefonica de Argentina, Argentina           4.0
Tolmex, Mexico                               3.3
Eletrobras, Brazil                           3.2
Naviera Perez, Argentina                     2.9
Brahma, Brazil                               2.8
YPF Sociedad Anonima, Argentina              2.7
Usiminas, Brazil                             2.7
Cia Energetica Minas Gerais, Brazil          2.6
Telecomunicacoes de Sao Paulo, Brazil        2.4
Empresa Nacional de Electric, Chile          2.0
Compania Telecomunicaciones, Chile           2.0
Kimberly-Clark Mexico, Mexico                1.6
Lojas Americanas, Brazil                     1.6
Brasmotor, Brazil                            1.5
Cemex, Mexico                                1.5
Panamerican Beverages, Mexico                1.4
Buenos Aires Embotelladora, Argentina        1.4
Companhia Siderurgica Nacional, Brazil       1.3
Grupo Televisa, Mexico                       1.2
Petrol Brasileiros, Brazil                   1.1
Enersis, Chile                               1.0
---------------------------------------------------
Total                                       73.7%
___________________________________________________


Performance Comparison

[CHART APPEARS HERE]


       Label              A           B            C
---------------------------------------------------------
Label               years        Fund        Index
---------------------------------------------------------
    1                     1993        10000        10000
---------------------------------------------------------
    2                     1994        10269        10020
---------------------------------------------------------
    3                     1995         6548         8054
---------------------------------------------------------

Average Annual Compund Total Return
Periods Ended October 31, 1995

                       Since Inception
        1 Year             12/29/93
       --------        ---------------
       -37.11%             -20.95%
_____________________________________________________


Note: For the above periods ended 9/30/95, the fund's returns were -34.44% and -17.74%, respectively.

Investment return and principal value represent past
performance and will vary. Shares may be worth more
or less at redemption than at original purchase.
_____________________________________________________

Statement of Net Assets
T. Rowe Price Latin America Fund/October 31, 1995
(values in thousands)

                                                    Value
                                                   -------
ARGENTINA -- 14.2%
COMMON STOCKS
       90,529 shs   Buenos Aires Embotella-
                       dora `B' ADR (USD)........  $ 2,071
      220,000      *Cadipsa `B'..................      145
        6,100       Capex GDR (USD)..............       78
       24,500       Capex `A' GDR (USD)..........      312
       30,000       Central Puerto `B'...........       92
       11,000       Central Puerto ADR (USD).....      168
       24,648       Enron Global Power &
                      Pipeline (USD).............      582
       62,400      *Fiplasto `B'.................      140
      414,000      *Indupa.......................      207
       57,500         Ipako Industrias
                      Petroquimica...............      204
      126,439       Juan Minetti.................      310
       43,000       Mirgor `C' ADS (USD).........       70
      989,750       Naviera Perez `B'............    4,364
      260,000      *Polledo `B'..................      140
       21,000       Quilmes Industrial (USD).....      370
      124,800      *Sociedad Comercial
                      del Plata..................      252
       13,350       Telecom Argentina
                      ADS (USD)..................      512
      274,013       Telefonica de Argentina `B'
                      ADR (USD)..................    5,686
       13,270       Telefonica de Argentina `B'
                      ADS (USD)..................      275
      102,015       Transportadora de Gas del
                      Sur (USD)..................    1,046
      234,453       YPF Sociedad Anonima `D'
                      ADR (USD)..................    4,015

Total Argentina                                     21,039

BELIZE -- 0.3%

COMMON STOCK
       28,333       BHI (USD)....................      443

BRAZIL -- 45.2%

COMMON STOCKS
       79,000       Capco Automotive
                      Products (USD).............      602
       11,718      *Ceteco Holding (NLG).........      383
   88,250,000       Companhia Siderurgica
                      Nacional...................    1,889
   16,525,863 shs   Eletrobras...................    4,691
   49,844,000       Telecomunicacoes Brasilias...    1,655
       95,000       Usiminas ADR (USD)...........      879

                                                    10,099

PREFERRED STOCKS AND RIGHTS
   30,100,000      *Arapua Import................      291
  105,000,000       Artex........................      393
      792,000      *Bahia Sul Celulose...........      412
  762,744,737       Banco Bradesco...............    6,979
    2,555,000       Banco Itau...................      757
   53,568,000       Banco Nacional...............    1,058
   10,954,555       Brahma.......................    4,180
    9,556,000       Brasmotor....................    2,236
    2,632,000       Casa Anglo Bras..............      164
   36,100,000       Ceval Alimentos..............      469
  100,622,681       Cia Acos Espec Itabira.......      837
    5,788,030 rts  *Cia Acos Espec Itabira.......        0
    3,700,000 shs   Cia Cimento Portland Itau....      976
   59,309,580       Cia Energetica Minas
                      Gerais.....................    1,270
    2,832,015 rts  *Cia Energetica Minas
                      Gerais.....................        0
       10,283 shs   Cia Energetica Minas
                      Gerais ADR (USD)...........      222
        2,258       Cia Energetica Minas
                      Gerais Cv. ADR (USD).......       49
      105,243       Cia Energetica Minas
                      Gerais Non-Voting
                      ADR (USD)..................    2,276
      269,000       Cia Siderurgiga Paulista
                      Cosipa `B'.................      403
    3,599,998       Cia Tecidos Norte de Minas...    1,123
      886,950       Dixie Toga...................      830
   12,000,000       Duratex......................      586
4,969,940,000      *Eberle.......................      207
   12,098,000      *Eluma........................      440
      750,000       Eucatex......................      106
      678,000       Frigobras Cia Bras
                      de Frigorificos............      508
  324,438,000       Industia e Comercio
                      Chapeco....................       74
   33,850,000       Ipiranga Petroleo............      387
       18,801       Kepler Weber.................       78
   97,701,000       Lojas Americanas.............    2,336
   29,380,000       Lojas Renner.................      672
    4,722,000      *Mesbla.......................       89
    4,800,000       Metalurgica Schulz...........      169

                                                    Value
                                                   -------
      382,500 shs  *Moinho Santista..............  $   255
      416,356 rts  *Moinho Santista..............        0
      485,000 shs   Multibras Eletrodomesticos...      429
   19,531,000       Petrol Brasileiros...........    1,686
    7,360,000       Pettenati sa Malhas
                      Confeccoes.................      217
  207,932,163       Refrigeracao Parana..........      491
    6,954,000      *Sifco........................      325
    1,136,294       Telecomunicacoes
                      Brasilias..................       46
      363,121       Telecomunicacoes
                      Brasilias ADR (USD)........   14,752
   24,588,335       Telecomunicacoes
                      de Sao Paulo...............    3,528
3,335,350,000       Usiminas.....................    3,121
    2,048,500       Weg..........................    1,022
      500,000      *Wentex Textile...............      680
                                                    57,129

Total Brazil                                        67,228

CHILE -- 8.5%

COMMON STOCKS
       29,852       Chilectra ADR (USD)..........    1,254
       42,400       Chilgener ADR (USD)..........    1,017
       34,000       Chilquinta ADR (USD).........      591
       63,392       Compania Cervecerias
                      Unidas ADS (USD)...........    1,466
       40,876       Compania
                      Telecomunicaciones
                      ADR (USD)..................    2,943
      138,000       Empresa Nacional de
                      Electric ADR (USD).........    2,967
       60,331       Enersis ADS (USD)............    1,516
       10,950       Genesis Chile Fund (USD).....      424
        9,425       Sociedad Quimica Minera
                      de Chile ADR (USD).........      409

Total Chile                                         12,587

COLOMBIA -- 0.8%

COMMON STOCKS
       18,000       Cementos Diamante `B'
                      GDS (USD)..................      315
       31,200       Gran Cadena de
                      Almacemes
                      `B' ADS (USD)..............      429
       29,000       Maderas y Sinteticos
                      Sociedad Anoma
                      ADR (USD)..................      518

Total Colombia                                       1,262

ECUADOR -- 0.2%

COMMON STOCKS
          800 shs   La Cemento Nacional
                      GDR (USD)..................  $   167
          670       La Cemento Nacional
                      GDS (USD)..................      139

Total Ecuador                                          306

GUATEMALA -- 0.7%

COMMON STOCK
       37,500      *Basic Petroleum (USD)........    1,031

MEXICO -- 26.2%

COMMON STOCKS
       45,500      *Altos Hornos Mexico..........      243
      115,620       Apasco.......................      424
      713,673       Cemex `B'....................    2,204
    6,301,224       Cifra `B' ADR (USD)..........    6,711
      382,050      *Embotelladores del Valle
                      Anahuac `B'................      347

      183,000      *Empaques Ponderosa `B'.......      385
       75,000       Grupo Elektra................      295
      315,000      *Grupo Fernandez
                      Editores `B'...............       86
        9,150       Grupo Financiero
                      Bancomer
                      `C' ADS (USD)..............       49
        2,555       Grupo Financiero
                      Bancomer
                      `C' GDS (USD)..............       14
        8,669       Grupo Financiero
                      Bancomer `L'...............        2
       96,000       Grupo Financiero Inbursa `B'.      260
       40,000      *Grupo Mexicano de
                      Desarrollo, Series L,
                      ADS (USD)..................      120
       24,600       Grupo Radio Centro
                      ADS (USD)..................      175
      223,510      *Grupo Sidek `B'..............      106
       58,200      *Grupo Sidek `B' ADR (USD)....      109
       36,447      *Grupo Sidek `L' ADR (USD)....       91
       17,400      *Grupo Simec `B' ADR (USD)....      113
       10,140      *Grupo Situr `B'..............        3
       56,970       Grupo Situr Cv.
                      ADR (USD)..................      182
      106,074       Grupo Televisa GDR (USD).....    1,817
       77,500      *Industrias CH `B'............      116
      214,925       International de Ceramica....      247
      225,000      *Jugos de Valle `B'...........      391

                                                    Value
                                                   -------
      185,711 shs   Kimberly-Clark Mexico `A'.... $  2,424
       75,786       Panamerican Beverages
                      ADR (USD)..................    2,075
       59,000      *Sears Roebuck de Mexico
                      `B' ADS (USD)..............      317
       30,000      *Sears Roebuck de Mexico
                      `B' GDS (USD)..............      161
      945,000      *Seguros Comercial
                      Americana `B'..............      225
       86,100      *Servicios Financieros
                      Quadram ADR (USD)..........      441
       24,900       Sigma Alimentos `B'..........      175
      499,054       Telefonos de Mexico `L'
                      ADS (USD)..................   13,724
    1,308,317       Tolmex `B'...................    4,912

Total Mexico                                        38,944

PERU -- 1.7%

COMMON STOCKS
      183,545       Backus y Johnston
                      Cerveceria `T'.............      329
       19,172       Cementos Lima................      285
       27,500      *Cementos Yura `C' (USD)......      213
       15,466       Compania de Seguard
                      la Fenix Peruana...........      175
      450,000      *Compania Embotelladora
                      del Pacifico `B' (USD).....      234
      129,838       Enrique Ferreyros............      149
      127,700      *Explosivos `T'...............      190
       30,104       Minsur.......................      209
      728,333      *Peru Real Estate `B'.........      382

                                                     2,166

CORPORATE BOND
      290,000 USD   International Financial
                      Holdings, 6.50%,
                      8/1/99.....................      394

Total Peru                                           2,560

PUERTO RICO -- 0.4%

COMMON STOCK
       40,000 shs  *Pepsi Cola Puerto Rico
                      Bottling Company
                      (USD)......................      545

VENEZUELA -- 0.8%

COMMON STOCKS
       12,000 shs   Corimon ADR (USD)............ $     51
      122,291       Mavesa ADS (USD).............      489
       83,050      *Sudamtex de Venezuela `B'
                      ADR (USD)..................      343
       60,000       Venezolana de
                      Prerreducidos
                      Caroni GDS (USD)...........      324

Total Venezuela                                      1,207

SHORT-TERM INVESTMENTS--0.8%
   $1,179,340       Investments in Commercial
                      Paper through a
                      joint account,
                      5.87 - 5.88%, 11/1/95......    1,179
__________________________________________________________
Total Investments in Securities--99.8% of
  Net Assets (Cost $213,319)                      $148,331
__________________________________________________________

Other Assets Less Liabilities....................      269
                                                  --------


Net Assets Consist of:                 Value
                                      -------
Accumulated net investment
  income - net of distributions.....  $  1,226
Accumulated net realized
  gain/loss - net of distributions..   (15,291)
Net unrealized gain (loss)..........   (64,992)
Paid-in-capital applicable to
  22,904,126 shares of $0.01 par
  value capital stock outstanding;
  2,000,000,000 shares of the
  Corporation authorized............   227,657
                                      --------
NET ASSETS..........................             $148,600
                                                 ========
NET ASSET VALUE PER SHARE...........                $6.49
_________________________________________________________

    *  Non-income producing
  NLG  Dutch guilder
  USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Latin America Fund / Year Ended October 31, 1995
(in thousands)


INVESTMENT INCOME
Income
  Dividend (net of foreign taxes of $287)..............   $  3,289
  Interest.............................................        858
                                                          --------
  Total income.........................................      4,147
                                                          --------
Expenses
  Investment management................................      1,765
  Shareholder servicing................................        762
  Custody and accounting...............................        205
  Registration.........................................         89
  Prospectus and shareholder reports...................         49
  Legal and audit......................................         27
  Directors............................................          8
  Proxy and annual meeting.............................          5
  Miscellaneous........................................         17
                                                          --------
  Total expenses.......................................      2,927
                                                          --------
Net investment income.................................       1,220
                                                          --------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Securities..........................................     (12,876)
  Foreign currency transactions.......................         (29)
                                                          --------
  Net realized gain (loss)............................     (12,905)
                                                          --------
Change in net unrealized gain or loss on:
  Securities..........................................     (64,913)
  Other assets and liabilities denominated in
   foreign currencies.................................          (3)
                                                          --------
  Change in net unrealized gain or loss...............     (64,916)
                                                          --------
Net realized and unrealized gain (loss)...............     (77,821)
                                                          --------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.....    $(76,601)
                                                          ========
___________________________________________________________________


The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Latin America Fund
(in thousands)


                                                                                   From Dec. 29, 1993*
                                                             Year Ended                     to
                                                          October 31, 1995           October 31, 1994
                                                          ----------------         -------------------
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
 Net investment income...................................     $  1,220                    $   (389)
 Net realized gain (loss)................................      (12,905)                     (2,398)
 Change in net unrealized gain or loss...................      (64,916)                        (76)
                                                              --------                    --------
 Increase (decrease) in net assets from operations.......      (76,601)                     (2,863)

Capital share transactions*
 Shares sold.............................................      100,910                     245,582
 Shares redeemed.........................................      (75,007)                    (45,043)
 Redemption fees received................................          863                         759
                                                              --------                    --------
 Increase (decrease) in net assets from capital
  share transactions.....................................       26,766                     201,298
                                                              --------                    --------
Increase (decrease) in net assets........................      (49,835)                    198,435

NET ASSETS
Beginning of period......................................      198,435                          --
                                                              --------                    --------
End of period............................................     $148,600                    $198,435
                                                              ========                    ========
______________________________________________________________________________________________________

*Share information
  Shares sold............................................       14,030                      23,904
  Shares redeemed........................................      (10,355)                     (4,675)
                                                              --------                    --------
  Increase (decrease) in shares outstanding..............        3,675                      19,229
                                                              ========                    ========
______________________________________________________________________________________________________

*Commencement of operations

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Latin America Fund / October 31, 1995


Note 1 - Significant Accounting Policies

T. Rowe Price International Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940. The Latin America Fund (the fund), a non-diversified, open-end management investment company, is one of the portfolios established by the Corporation.

A) Valuation - Equity securities listed or regularly traded on a securities exchange (including Nasdaq) are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Other equity securities and those listed securities that are not traded on a particular day are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

        Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their cost which, when combined with accrued interest, approximates fair value.

        For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

        Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

B) Currency Translation - Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

C) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

A) Emerging Markets - At October 31, 1995, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

B) Commercial Paper Joint Account - The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

C) Other - Purchases and sales of portfolio securities, other than short-term securities, aggregated $69,496,000 and $27,945,000, respectively, for the year ended October 31, 1995.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $15,262,000, of which $2,386,000 expire in 2002, and $12,876,000 which expire in 2003. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

        In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, $6,000 of undistributed net investment income was reclassified as a decrease to paid-in-capital during the year ended October 31, 1995. The results of operations and net assets were not affected by the reclassifications.

        At October 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $213,319,000 and net unrealized loss aggregated $64,988,000, of which $5,358,000 related to appreciated investments and $70,346,000 to depreciated investments.

Note 4 - Related Party Transactions

The fund is managed by Rowe Price-Fleming International, Inc. (the Manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

        The investment management agreement between the fund and the Manager provides for an annual investment management fee, of which $147,000 was payable at October 31, 1995. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.75% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Price Associates (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At October 31, 1995, and for the year then ended, the effective annual Group Fee rate was 0.34%. The fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.

        In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $744,000 for the year ended October 31, 1995, of which $76,000 was payable at period-end.

        During the year ended October 31, 1995, the fund, in the ordinary course of business, paid commissions of $10,000 to, and placed security purchase and sale orders aggregating $3,304,000 with, certain affiliates of the Manager in connection with the execution of various portfolio transactions.

Financial Highlights
T. Rowe Price Latin America Fund

                                                                  For a share outstanding
                                                                  throughout each period
                                                           --------------------------------------
                                                            Year Ended         From December 29,
                                                            October 31,            1993* to
                                                               1995            October 31, 1994
                                                            -----------        ------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................      $  10.32               $ 10.00
                                                             --------               -------
Investment Activities
 Net investment income.................................          0.05                 (0.03)
 Net realized and unrealized gain......................         (3.92)                 0.29**
                                                             --------               -------
 Total from investment activities......................         (3.87)                 0.26
                                                             --------               -------
Redemption fees added to paid-in-capital...............          0.04                  0.06
                                                             --------               -------

NET ASSET VALUE, END OF PERIOD.........................      $   6.49               $ 10.32
                                                             ========               =======
_________________________________________________________________________________________________

RATIOS/SUPPLEMENTAL DATA

Total return...........................................       (37.1)%                  3.2%
Ratio of expenses to average net assets................         1.82%                 1.99%+
Ratio of net investment income to average net assets...         0.76%               (0.35)%+
Portfolio turnover rate................................         18.9%                 12.2%+
Net assets, end of period (in thousands)...............      $148,600              $198,435
_________________________________________________________________________________________________


 + Annualized.

 * Commencement of operations.

** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

Report of Independent Accountants

To the Board of Directors and Shareholders of
T. Rowe Price Latin America Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Latin America Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc.) at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with custodians and brokers and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Baltimore, Maryland
November 17, 1995

Shareholder Services

To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information and services--at no extra cost.

Knowledgeable Service Representatives

By Phone--Shareholder service representatives are available from 8:00 a.m. to 10:00 p.m. Monday-Friday, and weekends from 9:00 a.m. to 5:00 p.m. ET. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person--Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.

Automated 24-Hour Services

        Tele*Access(R) (1-800-638-2587) provides information such as account balance, date and amount of your last transaction, latest dividend payment, and fund prices and yields. Additionally, you have the ability to request prospectuses, statements, account and tax forms; reorder checks; and initiate purchase, redemption, and exchange orders for identically registered accounts.

        PC*Access(R) provides the same information as Tele*Access, but on a personal computer via dial-up modem.

Account Services

        Checking--Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield Fund and Emerging Markets Bond Fund).

        Automatic Investing--Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A low, $50 minimum makes it easy to get started.

        Automatic Withdrawal--If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

        Dividend and Capital Gains Payment Options--Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

Investment Information

        Combined Statement--A comprehensive overview of your T. Rowe Price accounts. The summary page gives your earnings by tax category, provides total portfolio value, and lists your investments by type - stock, bond, and money market. Detail pages itemize account transactions by fund.

       Shareholder Reports--Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

        The T. Rowe Price Report--A quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

        Performance Update--A quarterly report reviewing recent market developments and providing comprehensive performance information for every
T. Rowe Price fund.

        Insights--A library of information that includes reports on mutual fund tax issues, investment strategies, and financial markets.

        Detailed Investment Guides--Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, Retirement Planning Kit
(also available on disk for PC use), and Guide to Risk-Adjusted Performance can help you determine and reach your investment goals.

Discount Brokerage

You can trade stocks, bonds, options, precious metals, and other securities at a substantial savings over regular commission rates. Call a shareholder service representative for more information.

T. Rowe Price No-Load Mutual Funds

STABILITY
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

CONSERVATIVE INCOME
Short-Term Bond
Short-Term Global Income
Short-Term U.S. Government
Summit Limited-Term Bond
U.S. Treasury Intermediate
Florida Insured Intermediate Tax-Free
Maryland Short-Term Tax-Free Bond
Summit Municipal Intermediate
Tax-Free Insured Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond

INCOME
Global Government Bond
GNMA
New Income
Spectrum Income
Summit GNMA
U.S. Treasury Long-Term
California Tax-Free Bond
Georgia Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Tax-Free Income
Virginia Tax-Free Bond

AGGRESSIVE INCOME
Corporate Income
Emerging Markets Bond
High Yield
International Bond
Tax-Free High Yield

CONSERVATIVE GROWTH
Balanced
Capital Appreciation
Dividend Growth
Equity Income
Equity Index
Growth & Income
Spectrum Growth
Value

GROWTH
Blue Chip Growth
European Stock
Growth Stock
International Stock
Japan
Mid-Cap Growth
New Era
Small-Cap Value

AGGRESSIVE GROWTH
Capital Opportunity
Emerging Markets Stock
International Discovery
Latin America
New America Growth
New Asia
New Horizons
OTC
Science & Technology

PERSONAL STRATEGY FUNDS
Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

Call if you want to know about any T. Rowe Price fund. We'll send you a prospectus with more complete information, including management fees and other expenses. Read it carefully before you invest or send money.

T. Rowe Price Investment
Services, Inc., Distributor

For yield, price, last transaction,
and current balance, 24 hours,
7 days a week, call:

1-800-638-2587 toll free
625-7676 Baltimore area

For assistance with your existing
fund account, call:

Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

T. Rowe Price
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distri-
bution only to shareholders and to
others who have received a copy of
the prospectus of the T. Rowe Price
Latin America Fund.

[LOGO OF T. ROWE PRICE]



Annual Report


[LOGO OF T. ROWE PRICE]
Latin America Fund



October 31, 1995